                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






                                December 5, 1996
                Date of Report (Date of earliest event reported)




                         Commission File Number 1-12452




                            AVALON PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

                                ---------------





Maryland                                                06-1379111
-------------------------------                         -------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)






                                 15 River Road
                           Wilton, Connecticut 06897
             (Address of principal executive offices) - (Zip Code)

                                 (203) 761-6500
              (Registrant's telephone number, including area code)

                              --------------------

                            AVALON PROPERTIES, INC.
                                 CURRENT REPORT
                                  ON FORM 8-K

ITEM 2.  ACQUISITION OF ASSETS.

Since January 1, 1996, Avalon Properties, Inc. (the "Company") has purchased four communities and has agreed to purchase one additional community.

The transactions are described as follows:

The Company acquired a fee simple interest in Avalon Chase (formerly Hunter's Chase), in Marlton, New Jersey on January 4, 1996. This garden-style community, completed in 1988, consists of 360 apartment homes. The community was acquired, with cash proceeds drawn under the Company's revolving unsecured credit facilities, from a co-mingled pension fund managed by Aetna Realty Advisors for approximately $23,292,000.

The Company acquired a fee simple interest in Avalon Pines (formerly The Huntington), a seven-year old garden apartment community in Virginia Beach, Virginia on May 23, 1996. This community has 174 apartment homes. The community was acquired from the Samani Family for approximately $8,420,000 with cash proceeds drawn under the Company's revolving unsecured credit facilities. In connection with this acquisition, the Company assumed a conventional loan with an outstanding principal amount of approximately $5,600,000 and bearing an 8% annual fixed interest rate with a maturity date of December 2003. This community was managed by the Company prior to its acquisition.

The Company acquired the 100% partnership interests in Avalon at Fairway Hills II, two garden-style communities (formerly Greenbriar and Fairway Pointe) in Columbia, Maryland on July 23, 1996. Greenbriar and Fairway Pointe, built in 1988 and 1987, respectively, contain a total of 527 apartment homes. These communities were acquired from a pension fund managed by Aetna Realty Advisors for approximately $32,430,000 with cash proceeds drawn under the Company's revolving unsecured credit facilities. These communities and a Company-owned community, Avalon Meadows (renamed Avalon at Fairway Hills I), are situated within 0.5 miles of each other and are operated as two phases of one community.

The Company acquired a fee simple interest in Avalon at The Boulders (formerly Boulder Springs), a garden-style apartment community located in Richmond, Virginia on September 25, 1996. This ten-year old community has 284 apartment homes. This community was acquired from Balcor Company for $14,831,000 with cash proceeds drawn under the Company's revolving unsecured credit facilities.

The Company is expected to acquire a fee simple interest in Autumn Woods, a garden-style community located in Fairfax, Virginia on December 11, 1996. Completed in 1990, this community has 420 apartment homes. This community will be acquired from H/P Companies L.C. for approximately $30,213,000. In connection with this probable acquisition, the Company will assume a conventional loan with an outstanding principal amount of approximately $24,300,000 and bearing a 9.25% interest rate with a maturity date of November 1997. The Company expects to prepay the loan on August 1, 1997 at par with no prepayment penalty.

Certain historical and pro forma financial information concerning these communities is as set forth herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



         (a)  Financial Statements of Certain of Communities Acquired

                                                                                       PAGE
                                                                                       ----
              Report of Independent Accountants                                          4

              Combined Statement of Revenue and Certain Operating Expenses for
                the Year Ended December 31, 1995                                         5

              Notes to Combined Statement of Revenue and Certain Operating
                Expenses                                                                 6

              Estimates of Net Income and Funds from Operations of Certain Acquired
                Communities (unaudited)                                                  7

              Notes to Estimates of Net Income and Funds from Operations of Certain
                Acquired Communities (unaudited)                                         8

         (b)  Unaudited Pro Forma Financial Information                                  9

              Pro Forma Condensed Consolidated Statement of Operations for the
                Nine Months Ended September 30, 1996                                     10
              Pro Forma Condensed Consolidated Statement of Operations for the
                Year Ended December 31, 1995                                             11

              Notes to Pro Forma Condensed Consolidated Statements of Operations         12


         (c)  Exhibits

              N/A

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Avalon Properties, Inc.

We have audited the accompanying combined statement of revenue and certain operating expenses of the ACQUISITION COMMUNITIES, as described in the accompanying Note 1 (the "Communities"), for the year ended December 31, 1995. This combined statement is the responsibility of the management of the Communities. Our responsibility is to express an opinion on the combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Communities.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in
Note 2 of the Communities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                                 COOPERS & LYBRAND L.L.P.



New York, New York
December 5, 1996

                           ACQUISITION COMMUNITIES

          COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)







REVENUE:
  Rental income                                                    $9,425
  Other income                                                          3
                                                                   ------
      Total revenue                                                 9,428
                                                                   ------
CERTAIN OPERATING EXPENSES:
  Operating and maintenance                                         2,554
  Real estate taxes                                                   967
                                                                   ------
      Total certain operating expenses                              3,521
                                                                   ------
Excess of revenue over certain operating expenses                  $5,907
                                                                   ======

        See the accompanying notes to the Combined Statement of Revenue and Certain Operating Expenses.

                            ACQUISITION COMMUNITIES

     NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN OPERATING
                                 EXPENSES




1. ACQUISITION COMMUNITIES

   The combined statement of revenue and certain operating expenses relates to the operations of three residential apartment communities prior to the acquisition by Avalon Properties, Inc. (the "Company"). These residential apartment communities are Avalon Chase (formerly Hunter's Chase), located in Marlton, New Jersey, Avalon Pines (formerly The Huntington), located in Virginia Beach, Virginia and Avalon at Fairway Hills II (formerly Greenbriar and Fairway Pointe), located in Columbia, Maryland (the "Acquisition Communities"). Avalon purchased Avalon Chase on January 4, 1996, Avalon Pines on May 23, 1996 and Avalon at Fairway Hills II on July 23, 1996.

2. BASIS OF PRESENTATION

   The combined statement has been prepared on the accrual method of accounting. Certain operating expenses include operating and maintenance costs, real estate taxes, and insurance expenses relating to the operation of the Acquisition Communities. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and corporate expenses have been excluded from certain operating expenses, as they are dependent upon a particular owner, purchase price or other financial arrangement. Accordingly, the expenses reflected in the accompanying statement may not be comparable to the expenses to be incurred in the future operations of the Acquisition Communities.

3. REVENUE RECOGNITION

   Apartment homes are leased to individual residents on short-term leases. Rental income is recognized monthly as earned.

                           ACQUISITION COMMUNITIES

                         ESTIMATES OF NET INCOME AND
                            FUNDS FROM OPERATIONS
                                      OF
                         CERTAIN ACQUIRED COMMUNITIES
                                 (UNAUDITED)
                            (DOLLARS IN THOUSANDS)



The following represents an estimate of the net income and Funds from Operations expected to be generated from the operation of the subject Acquisition Communities based upon the Combined Statement of Revenue and Certain Operating Expenses for the year ended December 31, 1995. These estimated results do not purport to represent results of operations for these communities in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.


ESTIMATED NET INCOME

  Excess of revenues over certain operating expenses             $5,907
  Less:  Estimated depreciation (Note 1)                        (1,478)

                                                            -----------
  Estimated net income                                           $4,429
                                                            ===========

ESTIMATED FUNDS FROM OPERATIONS

  Estimated net income                                           $4,429
  Plus:  Estimated depreciation (Note 1)                          1,478

                                                            -----------
  Estimated Funds from Operations                                $5,907
                                                            ===========


See the accompanying notes to Estimates of Net Income and Funds from Operations of Certain Acquired Communities.

                           ACQUISITION COMMUNITIES

                     NOTES TO ESTIMATES OF NET INCOME AND
                            FUNDS FROM OPERATIONS
                                      OF
                         CERTAIN ACQUIRED COMMUNITIES


1. BASIS OF PRESENTATION

   Depreciation has been estimated based upon an allocation of the purchase prices for the subject Acquisition Communities to land (20%) and building (80%) assuming a 40-year useful life applied on a straight line method. An allocation of $1,500 per unit to furniture and fixtures assuming a 7-year useful life has been applied on a straight line method.

   No income taxes have been provided because the Company is taxed as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code. Accordingly, the Company does not pay Federal income tax when income distributed to its stockholders is equal to at least 95% of REIT taxable income and when certain other conditions are met.

2. FUNDS FROM OPERATIONS

   Funds from Operations is determined in accordance with a resolution adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), and is defined as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real estate and after adjustments for unconsolidated partnerships and joint ventures.

3. ACQUISITION CONSIDERATIONS

   In assessing the communities acquired, the Company's management considered the existing leases, which are the primary source of revenue, the occupancy rates, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated.
   Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Statement of Revenue and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Communities to be misleading.

                            AVALON PROPERTIES, INC.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


The following Unaudited Pro Forma Condensed Financial Information is based upon the historical financial statements of Avalon Properties, Inc. (the "Company").

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 have been presented as if the acquisition of the Acquisition Communities, the acquisition of Avalon at The Boulders in September 1996 and the probable acquisition of Autumn Woods which is scheduled to close on December 11, 1996 ("Other Acquisitions") had occurred on January 1, 1995.

The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30,1996 and for the year ended December 31, 1995 are not necessarily indicative of what the actual results of operations of the Company would have been had the transactions been completed as of January 1, 1995 nor does it purport to represent the results of operations for future periods.

                            AVALON PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)






                                                     THE        ACQUISITION       OTHER
                                                   COMPANY      COMMUNITIES     ACQUISITIONS     PRO FORMA      PRO FORMA
                                                     (a)            (b)            (c)         ADJUSTMENTS    CONSOLIDATED
                                                 -----------    -----------     ------------   ------------   -------------
Revenue
  Rental income                                      $89,286      $3,272           $4,637          $--          $97,195
  Management fees                                      1,151          --               --         (20)  (d)       1,131
  Other income                                           313                            4           --              317
                                                  ----------    --------         --------     --------        ---------
   Total revenue                                      90,750       3,272            4,641         (20)           98,643
                                                  ----------    --------         --------     --------        ---------

Expenses
  Operating expenses                                  34,776       1,322            1,716           --           37,814
  Interest expense                                     7,093          --               --        3,761  (e)      10,854
  Depreciation and amortization                       15,025          --               --        1,265  (f)      16,290
  General and administrative                           2,846          --               --           --            2,846
                                                  ----------    --------         --------     --------        ---------
   Total expenses                                     59,740       1,322            1,716        5,026           67,804
                                                  ----------    --------         --------     --------        ---------

Equity in income of joint ventures                       598          --               --           --              598
Interest income                                          641          --               --           --              641
Minority interest income                                 410          --               --           --              410
                                                  ----------    --------         --------     --------        ---------
  Income before extraordinary item                    32,659       1,950            2,925      (5,046)           32,488
Extraordinary item                                   (2,356)          --               --           --          (2,356)

                                                  ----------    --------         --------     --------        ---------
Net income                                            30,303       1,950            2,925      (5,046)           30,132

Dividends attributable to preferred stock            (6,070)          --               --           --          (6,070)
                                                  ----------    --------         --------     --------       ----------
Net income available to common
stockholders                                         $24,233      $1,950           $2,925     ($5,046)          $24,062
                                                  ==========    ========         ========     ========       ==========

Income per share before extraordinary item             $1.07                                                      $1.06
                                                  ==========                                                 ==========

Net income per share of common stock                    $.79                                                       $.79
                                                  ==========                                                 ==========

Weighted average number of shares of
common stock                                      30,563,292                                                 30,563,292
                                                  ==========                                                 ==========

     See accompanying notes to pro forma condensed consolidated statement of operations.

                            AVALON PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)






                                                       THE        ACQUISITION     OTHER
                                                     COMPANY      COMMUNITIES   ACQUISITIONS   PRO FORMA      PRO FORMA
                                                       (a)            (b)          (c)        ADJUSTMENTS   CONSOLIDATED
                                                   -----------    -----------   ------------  ------------  ------------
Revenue
  Rental income                                       $94,821      $9,425          $6,012            $--         $110,258
  Management fees                                       1,926          --              --           (24)  (d)       1,902
  Other income                                            466           3               4             --              473
                                                  -----------     -------        --------     ----------      -----------
     Total revenue                                     97,213       9,428           6,016           (24)          112,633
                                                  -----------     -------        --------     ----------      -----------
Expenses
  Operating expenses                                   36,143       3,521           1,875             --           41,539
  Interest expense                                     11,056          --              --          7,976  (e)      19,032
  Depreciation and amortization                        16,558          --              --          2,509  (f)      19,067
  General and administrative                            3,387          --              --             --            3,387
                                                  -----------     -------         -------     ----------      -----------
     Total expenses                                    67,144       3,521           1,875         10,485           83,025
                                                  -----------     -------         -------     ----------      -----------

Equity in income of joint ventures                        440          --              --             --              440
Interest income                                           953          --              --             --              953
Minority interest income                                  633          --              --             --              633
                                                  -----------     -------         -------     ----------      -----------
  Income before extraordinary item                     32,095       5,907           4,141       (10,509)           31,634
Extraordinary item                                    (1,158)          --              --             --          (1,158)

                                                  -----------     -------         -------     ----------      -----------
Net income                                            $30,937      $5,907          $4,141      ($10,509)          $30,476
                                                  ===========     =======         =======     ==========      ===========

Income per share before extraordinary item            $  1.13                                                     $  1.12
                                                  ===========                                                 ===========

Net income per share of common stock                  $  1.09                                                     $  1.07
                                                  ===========                                                 ===========
Weighted average number of shares of
common stock                                       28,365,427                                                  28,365,427
                                                  ===========                                                 ===========

     See accompanying notes to pro forma condensed consolidated statement of operations.

                            AVALON PROPERTIES, INC.
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

a) Reflects the Company's historical consolidated statement of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

b) Reflects the combined statement of revenue and certain operating expenses of the Acquisition Communities for the nine months ended September 30, 1996 prior to dates of acquisition and the historical combined statement of revenue and certain operating expenses of the Acquisition Communities for the year ended December, 31, 1995.

c) Reflects the historical combined statement of revenue and certain operating expenses of Avalon at The Boulders and Autumn Woods for the nine months ended September 30, 1996 and for the year ended December, 31, 1995.

d) Decrease relates to property management fee income earned from management of Avalon Pines for the five months ended May 31, 1996 and for the year ended December 31, 1995.

e) Increase relates to additional borrowings under the revolving unsecured credit facilities to purchase the Acquisition Communities and the Other Acquisitions prior to date of the acquisition for the nine months ended September 30, 1996 and for the year ended December 31, 1995.

f) Increase in depreciation attributable to the increase in the basis of real estate resulting from the purchase of the Acquisition Communities and the Other Acquisitions prior to date of acquisition for the nine months ended September 30, 1996 and the year ended December 31, 1995.

                                   SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AVALON PROPERTIES, INC.






Date: December 5, 1996     By   /s/ THOMAS J. SARGEANT
                              ----------------------------
                              Thomas J. Sargeant,
                              Chief Financial Officer, Treasurer and
                              Secretary (Principal Financial
                                and Accounting Officer)




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